UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 8, 2017

GENESIS FINANCIAL, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming 333-103331 03-0377717
State of Incorporation Commission File No. I.R.S. Employer
Identification No.

3773 West Fifth St., Ste. 301, Post Falls, Id 83854
(Address of principal executive offices) (Zip Code)
Wyoming 333-103331 03-0377717
State of Incorporation Commission File No. I.R.S. Employer
Identification No.

3773 West Fifth St., Ste. 301, Post Falls, Id 83854
(Address of principal executive offices) (Zip Code)

(208)457-9442
Registrant’s telephone number

N/A
(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreement

On September 8, 2017, Genesis Financial, Inc. (the "Company") entered into a Capital Stock Exchange Agreement (the “Exchange Agreement”) with EPOINT Payment Corp., a Delaware corporation ("EPOINT"). The anticipated target closing date is no later than December 31, 2017, or such earlier date as may be determined by the parties.

Brief Description of the terms and conditions of the Agreement:

Under the Exchange Agreement, the Company is to acquire 100% of the outstanding capital stock of EPOINT.  EPOINT will become a wholly owned subsidiary of the Company.  The transaction is structured as a tax-free reorganization and exempt from the registration or qualification under the Securities Act of 1933, as amended (the "Act").

Prior to closing, the Company will implement a reverse stock split of its issued and outstanding shares of its common stock, par value $0.001 per share (the "Company Common Stock") on a twenty shares for one share (20:1) basis.

In exchange for the sale and transfer of all of their capital holdings in EPOINT, the Company undertook to issue at closing to the EPOINT security holders 8,231,256 post-reverse split Company Common Stock.  The Company will also issue  Company Common Stock purchase warrants in exchange for the EPOINT outstanding common stock warrants. It is anticipated that post closing the former EPOINT security shareholders will hold approximately 80% of the issued and outstanding Company Common Stock. The exact number of shares and warrants may vary based on EPOINT's financing plans prior to the anticipated closing date.

Additionally, prior to closing, the Sub intends to enter into loan agreements pursuant to which it will issue Sub promissory notes in the aggregate principal amount of $3.5 million scheduled to mature in December 2018 and bearing interest at 10% per annum. It is anticipated that these loans will provide that the principal and interest thereunder will, unless converted into Sub common shares prior to closing at the specified $2.50 price per share, be assumed by the Company at closing. These loans will also be convertible, at the option of the holder, into Company Common Stock at $2.50 per share or upon any subsequent public offering of Company Common Stock at a per share rate of 70% of the price per share at such offering or, in the absence of such offering, at a per share price equal to 70% of the trading price of the Parent Company Common Stock for the five trading days immediately preceding the maturity date.

Prior to closing, EPOINT security holders will execute a consent agreement approving the terms and conditions of the Exchange Agreement.

The shares of the Company Common Stock and warrants to be issued to the shareholders of EPOINT upon the closing of the Exchange Agreement will not be registered under the Act, or under the securities laws of any state in the United States, and will be issued in reliance upon an exemption from registration under the Act.

The Exchange Agreement contains customary representations, warranties and covenants of each of the parties. The consummation of the transactions contemplated under the Exchange Agreement is subject to various closing conditions. Either the Company or EPOINT may terminate the Exchange Agreement if the closing does not occur on, or before December 31, 2017.

THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE EXCHANGE AGREEMENT ATTACHED HERETO AS EXHIBIT 2.0, AND SHOULD BE READ IN CONJUNCTION WITH SUCH AGREEMENT, WHICH IS INCORPORATED BY REFERENCE HEREIN.

THE REPRESENTATIONS AND WARRANTIES INCLUDED IN THE EXCHANGE AGREEMENT WERE MADE BY THE PARTIES FOR THE PURPOSES OF ALLOCATING CONTRACTUAL RISK AMONG THEM AND NOT AS A MEANS OF ESTABLISHING FACTS (AND ARE SUBJECT TO DIFFERENT STANDARDS OF MATERIALITY AND ARE QUALIFIED BY A CONFIDENTIAL DISCLOSURE LETTER). ONLY THE PARTIES TO THE EXCHANGE AGREEMENT HAVE A RIGHT TO ENFORCE THE EXCHANGE AGREEMENT OR RELY ON THE REPRESENTATIONS IT CONTAINS.

About EPOINT Payment Corp.

EPOINT is a development stage company which will focus its business operations on a range of diverse financial products.  EPOINT intends to initiate financial services with an integrated “Mobile First” enabled program targeting underbanked and unbanked customers in North America, Mexico, Latin America and other target markets, including, but not limited to, micro emergency credit, mobile phone device financing programs, money transfers, prepaid debit cards, bill payments, mobile top up, check processing, insurance and travel.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “approximately,” “may,” “intends,” “may,” “plans,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors which may cause our actual results, as may be implied by these forward-looking statements.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Report.

Item 7.01 Regulation FD Disclosure

On September 11, 2017, Genesis Financial issued a press release announcing the signing of the Exchange Agreement with Epoint Payment Corp.  A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements in the Press Release:

See same note above in Item 1.01

Item 9.01  Financial Statement and Exhibits

(d) Exhibits.  The following exhibits are being filed herewith:

No.

Description

2.0

Capital Stock Exchange Agreement dated September 8, 2017

99

Press Release date September 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Dated: September 11, 2017

 /s/ John R. Coghlan

By: John R. Coghlan

Title: President; CEO

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